UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 14, 2026
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 14, 2026, First Interstate BancSystem, Inc. (the “Company”), its wholly owned subsidiary First Interstate Bank (the “Bank”), and Mr. Jeff Lee formally executed an employment agreement (the “Employment Agreement”) that became effective as of September 14, 2026, as expected at the time of, and as previously disclosed in, the Company’s current report on Form 8-K that was filed with the Securities and Exchange Commission on August 21, 2026 (the “August Form 8-K”). With the execution of the Employment Agreement, the previously announced appointment of Mr. Lee as Executive Vice President and Chief Operations Officer of the Company and the Bank became effective.
Under the Employment Agreement, if the Company or the Bank terminates Mr. Lee’s employment for “cause”, as such term is defined in the Employment Agreement, he will not receive any compensation or benefits after the termination date. If the Company or the Bank terminates Mr. Lee’s employment without cause or if he terminates employment for “good reason”, as such term is defined in the Employment Agreement, the Company or the Bank will pay Mr. Lee an amount equal to one times his then “Base Salary”, as such term is defined in the Employment Agreement, plus one times the average of the annual cash incentive compensation paid to Mr. Lee during each of the three years immediately prior to the year in which the termination of employment occurs, with such severance amount payable over 12 months. In addition, the Company or the Bank will provide Mr. Lee with continued insurance coverage for up to 12 months.
If Mr. Lee’s employment is terminated by the Company or the Bank without cause or if Mr. Lee voluntarily terminates employment during the term of the Employment Agreement for “good reason” within six months preceding or within 18 months following a “change in control,” Mr. Lee will receive an amount equal to the sum of two times the Base Salary, plus two times the annual cash incentive at “target” (as defined in the annual cash incentive plan) in effect for Mr. Lee in the year in which the “change in control” occurs, plus a pro-rata portion of Mr. Lee’s “target” bonus for the calendar year in the year in which the termination of employment occurs, with such severance amount payable over 12 months. In addition, the Bank will provide Mr. Lee with continued insurance coverage for up to 24 months. If the severance benefits would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended, such payment shall either be reduced so that it will not constitute an excess parachute payment, or paid in full, depending on which payment would result in Mr. Lee receiving the greatest after-tax payment. In case of the latter, Mr. Lee would be liable for any excise tax owed.

The Employment Agreement also contains 12 month non-competition and non-solicitation restrictions following termination of Mr. Lee’s employment (with such restrictions to extend to 18 months if the termination of employment occurs within 6 months preceding or within 18 months following a “change in control”).

The foregoing description of the material terms of the Employment Agreement and the description included in the August Form 8-K, which is incorporated herein by reference, is not complete and is qualified in its entirety by reference to the full terms of the Employment Agreement included as Exhibit 10.1 to this current report on Form 8-K, which is itself incorporated herein by reference. Investors and other interested parties are encouraged to read in its entirety the Employment Agreement because it contains important terms not otherwise described herein.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expected,” “will,” “look forward to,” “aim,” and similar words or phrases indicating possible future expectations, events or actions. Statements about the Company’s expectations concerning payouts on termination of employment to Mr. Lee are forward-looking statements. Such forward-looking statements are based on current expectations, assumptions and projections about our business and the Company and the Bank, and are not guarantees of our future performance or outcomes. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein. The Company has provided additional information about the risks facing its business in its most recent annual report on Form 10-K, and any subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the Securities and Exchange Commission identified above, which you should read in their entirety before making any investment or other decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Employment Agreement

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 16, 2026

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ JAMES A. REUTER
James A. Reuter
President and Chief Executive Officer